UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒                              Filed by a Party Other than the Registrant ☐

Check the Appropriate Box

☐	Preliminary Proxy Statement

☐	Confidential for Use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12.

Rush Enterprises, Inc.

(Name of registrant as specified in its charter)

(Name of persons(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

RUSH ENTERPRISES, INC.

2025 Annual Meeting
Vote by May 19, 2025
11:59 PM ET

RUSH ENTERPRISES

RUSH ENTERPRISES, INC.
555 IH-35 SOUTH SUITE 500
NEW BRAUNFELS, TX 78130

V68542-P29281

You invested in RUSH ENTERPRISES, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 20, 2025.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 6, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 20, 2025
10:00 AM CDT

Rush Enterprises, Inc.
Executive Offices
555 IH-35 South
Suite 500
New Braunfels, Texas 78130

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) W. M. Rusty Rush 02) Thomas A. Akin 03) Raymond J. Chess 04) William H. Cary 05) Dr. Kennon H. Guglielmo 06) Elaine Mendoza 07) Troy A. Clarke 08) Amy Boerger 09) Michael J. McRoberts	For
2. Proposal to ratify the appointment of ERNST & YOUNG LLP as the Company's independent registered public accounting firm for the 2025 fiscal year.	For

NOTE: In their discretion, the proxies are authorized to vote on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V68543-P29281